Exhibit 99.23
                                 -------------
                Computational Materials and/or ABS Term Sheets

--------------------------------
   Count          SumOfcurrbal
--------------------------------
     509          $115,054,443
--------------------------------



--------------------------------------------------------------------------------
 Count    SumOfcurrbal      ZIP               CITY     %of Group 2 & 3  WA FICO
--------------------------------------------------------------------------------
   73      $24,523,031                 LOS ANGELES           2.19%         611
   80      $18,371,741                 LAS VEGAS             1.64%         613
   90      $17,111,909                 CHICAGO               1.53%         597
   43      $10,121,534                 MIAMI                 0.90%         614
   62       $9,229,472                 PHOENIX               0.82%         596
   19       $7,844,738                 BROOKLYN              0.70%         600
   62       $7,305,345                 HOUSTON               0.65%         605
   26       $7,249,153                 SACRAMENTO            0.65%         614
   24       $6,973,352                 PALMDALE              0.62%         617
   30       $6,324,168                 ORLANDO               0.56%         599